Note 15 - Benefit Plans	12 Months Ended
Dec. 31, 2012
Pension and Other Postretirement Benefits Disclosure [Text Block]
NOTE 15 – BENEFIT PLANS

The Firstbank Corporation 401(k) plan, a defined contribution plan, is an IRS qualified 401(k) salary deferral plan, under which Firstbank Corporation stock is one of the investment options. The Board of Directors approved changing the plan to a Safe Harbor 401(k) plan for the 2008 plan year. A Safe Harbor plan relieves administrative testing in exchange for immediate vesting of the employee’s matching contributions. Both employee and employer contributions may be made to the plan. The Company’s 2012, 2011 and 2010 matching 401(k) contributions charged to expense were $539,000, $522,000 and $537,000 respectively.  The percent of the Company’s matching contribution to the 401(k), and the determination to offer a Safe Harbor plan, is determined annually by the Board of Directors.

Firstbank – West Michigan had a deferred compensation plan for its directors and executive officers. The plan was frozen before the ICNB acquisition and has a balance at the end of 2012 of $1.9 million compared with $2.1 million at the end of 2011. Expense associated with the plan was $131,000 in 2012, $110,000 in 2011, and $94,000 in 2010. Payments under the deferred plan were $231,000 in 2012, $171,000 in 2011, and $187,000 in 2010.